Exhibit 10.1

SPONSOR SHARE PURCHASE AGREEMENT

This SPONSOR SHARE PURCHASE AGREEMENT (this “Agreement”) is made as of February 14, 2008, by and between Oasis Group, Inc., a Delaware corporation (the “Company”), and Alagem Oasis Group Holdings LLC, a Delaware limited liability company (the “Purchaser”).

WHEREAS, the Company plans to file a registration statement on Form S-1 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission in connection with a proposed initial public offering (the “Initial Public Offering”) of the Company’s units (“Units”), each consisting of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one warrant to purchase one additional share of Common Stock for $7.50, subject to the terms and conditions to be set forth in the Registration Statement; and

WHEREAS, in order to contribute to the capitalization of the Company prior to the Initial Public Offering, the Company desires to issue and sell, and the Purchaser desires to purchase and acquire, certain Sponsor Shares (as defined below) on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the promises and mutual covenants set forth herein, the parties hereto agree as follows:

1. Purchase and Sale of Sponsor Shares. The Purchaser hereby agrees to subscribe for and purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, 8,625,000 shares of Common Stock (the “Sponsor Shares”) at a purchase price of approximately $0.003 per Sponsor Share for an aggregate purchase price of $25,000.

2. Closing of Purchase and Sale. The closing of the purchase and sale of the Sponsor Shares shall take place at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022, on the date of this Agreement. At the closing, the Company shall deliver to the Purchaser one or more certificates evidencing the Sponsor Shares, registered in the Purchaser’s name or as the Purchaser may otherwise request, upon the payment in full of the aggregate purchase price therefor in immediately available funds by wire transfer to an account designated by the Company.

3. Redemption of Shares. If, and to the extent, the underwriter in the Initial Public Offering does not exercise all or a portion of the over-allotment option (the “Over-Allotment Option”) to be granted by the Company pursuant to an underwriting agreement to be entered into among the underwriter and the Company in connection with the Initial Public Offering, the Company shall redeem from the Purchaser, at cost, a number of Sponsor Shares (the “Redeemed Shares”) to be calculated by multiplying 1,125,000 by the percentage of the Over-Allotment Option that remains unexercised as of the earlier of the expiration date of the Over-Allotment Option and the earlier termination thereof. This redemption right is exercisable for the five-day period following the earlier to occur of the expiration of the Over-Allotment Option and the termination thereof. If the underwriter exercises the Over-Allotment Option in full, the Company will no longer have a right to redeem any Sponsor Shares from the Purchaser.

4. Escrow. Upon the consummation of the Initial Public Offering, the Purchaser will enter into a securities escrow agreement with American Stock Transfer & Trust Company, as escrow agent (the “Securities Escrow Agreement”), whereby the Sponsor Shares shall be held in escrow by the Escrow Agent until one year after the Company consummates a business combination (as described in the Registration Statement).

5. Restrictive Legends. All certificates representing the Sponsor Shares shall have endorsed thereon legends in substantially the following forms:

(a) “The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The securities may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under the Securities Act or an opinion of counsel satisfactory to the Company that registration is not required.”

(b) “Some of the securities represented by this Certificate may be subject to redemption pursuant to Section 3 of the Sponsor Share Purchase Agreement, dated as of February 14, 2008.”

(c) Any legend required by the Securities Escrow Agreement, by and between the Sponsor, the Company and American Stock Transfer & Trust Company, as escrow agent.

(d) Any legend that may be required by state or blue sky laws or regulations.

6. Investment Representations. In connection with the purchase of the Sponsor Shares, the Purchaser represents to the Company the following:

(a) The Purchaser has made an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representatives as assurances from the Company, its officers, directors or employers or any other representatives or agents of the Company, other than as set forth in this Agreement and the other agreements entered into between the parties hereto.

(b) The Purchaser is familiar with the Company’s business plans and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase the Sponsor Shares.

(c) The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company.

(d) The Purchaser understands that its investment in the Sponsor Shares involves a high degree of risk.

(e) The Purchaser acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with Purchaser’s legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, Purchaser is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

(f) The Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Sponsor Shares, and is able to bear the economic risk of an investment in the Sponsor Shares in the amount contemplated hereunder.

(g) The Purchaser understands that there presently is no public market for the Sponsor Shares and none is anticipated to develop in the foreseeable future.

(h) The Purchaser can afford a complete loss of its investment in the Sponsor Shares.

(i) The Purchaser is purchasing the Sponsor Shares for investment for the Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(j) The Purchaser understands that the Sponsor Shares have not been registered under the Securities Act or any state securities law by reason of a specific exemption therefrom, and that the Company is relying on the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties and agreements of the Purchaser set forth herein to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Sponsor Shares, including, but not limited to, the bona fide nature of the Purchaser’s investment intent as expressed herein.

(k) The Purchaser further acknowledges and understands that the Sponsor Shares must be held indefinitely unless the Sponsor Shares are subsequently registered under the Securities Act or an exemption from such registration is available.

(l) The Purchaser understands that the certificates evidencing the Sponsor Shares will be imprinted with a legend that prohibits the transfer of the Sponsor Shares unless the Sponsor Shares are registered or such registration is not required in the opinion of counsel for the Company.

(m) The Purchaser represents that the Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(n) The Purchaser has all necessary limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All limited liability company action necessary to be taken by the Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Purchaser in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by the Purchaser.

(o) This Agreement constitutes the valid, binding and enforceable obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(p) The purchase by the Purchaser of the Sponsor Shares does not conflict with the organizational documents of the Purchaser or with any material contract, by which the Purchaser or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to the Purchaser or its property.

(q) The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.

(r) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Sponsor Shares or the fairness or suitability of the investment in the Sponsor Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Sponsor Shares.

7. Company Representations and Warranties. In connection with the issuance and sale of the Sponsor Shares, the Company represents to the Purchaser the following:

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(b) All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company.

(c) This Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(d) The sale by the Company of the Sponsor Shares does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

(e) The Sponsor Shares have been duly authorized and, when issued, delivered and paid for in accordance with this Agreement, such Sponsor Shares will be validly issued, fully paid and non-assessable, and free and clear of all liens and claims. No preemptive rights of stockholders exist with respect to any of the Sponsor Shares or the issue and sale thereof.

8. Indemnification. The Purchaser hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the Purchaser and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Purchaser and contained herein, or (b) arise out of or are based upon any breach by Purchaser of any representation, warranty, or agreement made by the Purchaser contained herein.

9. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof.

(b) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (iii) five calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party’s address as follows:

If to the Company:

Oasis Group, Inc.

9860 Wilshire Boulevard

Beverly Hills, California 90210

Attn: Samuel M. Surloff

With a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attn: Marc D. Jaffe

If to the Purchaser:

Alagem Oasis Group Holdings LLC

9860 Wilshire Boulevard

Beverly Hills, California 90210

Attn: Samuel M. Surloff

(c) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon the Purchaser and the Purchaser’s respective successors and assigns.

(d) Independent Counsel. The Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Latham & Watkins LLP, counsel to the Company, and that Latham & Watkins LLP does not represent, and is not acting on behalf of, the Purchaser. The Purchaser has been provided with an opportunity to consult with the Purchaser’s counsel with respect to this Agreement.

(e) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g) Further Execution. The parties agree to take all such further action as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the Sponsor Shares that are the subject of this Agreement.

(h) Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(i) Survival. The representations and warranties contained herein will survive the delivery of, and the payment for, the Sponsor Shares.

(j) Waiver of Jury Trial. Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Purchasers in the negotiation, administration, performance or enforcement hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of February 14, 2008.

OASIS GROUP, INC.
By:	/s/ Beny Alagem
Name: Beny Alagem
Title: Chairperson, CEO

ALAGEM OASIS GROUP HOLDINGS LLC
By:	/s/ Samuel Surloff
Name: Samuel Surloff
Title: President